Mercer Funds
Semi-Annual NSAR

For Period April 1, 2011 – September 30, 2011

Series 1
Screen 31

Question 70

INVESTMENT PRACTICES

Mercer US Large Cap Growth Equity Fund

		Permitted by Investment Policy	Engaged in this period?
A.	Writing or investing in repurchase agreements	Y
B.	Writing or investing in options on equities	Y
C.	Writing or investing in options on debt securities	Y
D.	Writing or investing in options on stock indices	Y
E.	Writing or investing in interest rate futures	Y
F.	Writing or investing in stock index futures	Y
G.	Writing or investing in options on futures	Y
H.	Writing or investing in options on stock index futures	Y
J.	Writing or investing in other commodity futures	Y
K.	Investments in restricted securities	Y
L.	Investments in shares of other investment companies	Y
M.	Investments in securities of foreign issuers	Y
N.	Currency exchange transactions	Y
O.	Loaning portfolio securities	Y
P.	Borrowing of money	Y
Q.	Purchases/sales by certain exempted affiliated persons	Y
R.	Short selling	Y

Series 2

Screen 31

Question 70

INVESTMENT PRACTICES

Mercer US Large Cap Value Equity Fund

		Permitted by Investment Policy	Engaged in this period?
A.	Writing or investing in repurchase agreements	Y
B.	Writing or investing in options on equities	Y
C.	Writing or investing in options on debt securities	Y
D.	Writing or investing in options on stock indices	Y
E.	Writing or investing in interest rate futures	Y
F.	Writing or investing in stock index futures	Y
G.	Writing or investing in options on futures	Y
H.	Writing or investing in options on stock index futures	Y
J.	Writing or investing in other commodity futures	Y
K.	Investments in restricted securities	Y
L.	Investments in shares of other investment companies	Y
M.	Investments in securities of foreign issuers	Y
N.	Currency exchange transactions	Y
O.	Loaning portfolio securities	Y
P.	Borrowing of money	Y
Q.	Purchases/sales by certain exempted affiliated persons	Y
R.	Short selling	Y

Series 3

Screen 31

Question 70

INVESTMENT PRACTICES

Mercer US Small/Mid Cap Growth Equity Fund

		Permitted by Investment Policy	Engaged in this period?
A.	Writing or investing in repurchase agreements	Y
B.	Writing or investing in options on equities	Y
C.	Writing or investing in options on debt securities	Y
D.	Writing or investing in options on stock indices	Y
E.	Writing or investing in interest rate futures	Y
F.	Writing or investing in stock index futures	Y
G.	Writing or investing in options on futures	Y
H.	Writing or investing in options on stock index futures	Y
J.	Writing or investing in other commodity futures	Y
K.	Investments in restricted securities	Y
L.	Investments in shares of other investment companies	Y
M.	Investments in securities of foreign issuers	Y
N.	Currency exchange transactions	Y
O.	Loaning portfolio securities	Y
P.	Borrowing of money	Y
Q.	Purchases/sales by certain exempted affiliated persons	Y
R.	Short selling	Y

Series 4

Screen 31

Question 70

INVESTMENT PRACTICES

Mercer US Small/Mid Cap Value Equity Fund

		Permitted by Investment Policy	Engaged in this period?
A.	Writing or investing in repurchase agreements	Y
B.	Writing or investing in options on equities	Y
C.	Writing or investing in options on debt securities	Y
D.	Writing or investing in options on stock indices	Y
E.	Writing or investing in interest rate futures	Y
F.	Writing or investing in stock index futures	Y
G.	Writing or investing in options on futures	Y
H.	Writing or investing in options on stock index futures	Y
J.	Writing or investing in other commodity futures	Y
K.	Investments in restricted securities	Y
L.	Investments in shares of other investment companies	Y
M.	Investments in securities of foreign issuers	Y
N.	Currency exchange transactions	Y
O.	Loaning portfolio securities	Y
P.	Borrowing of money	Y
Q.	Purchases/sales by certain exempted affiliated persons	Y
R.	Short selling	Y

Series 5

Screen 31

Question 70

INVESTMENT PRACTICES

Mercer Core Opportunistic Fixed Income Fund

		Permitted by Investment Policy	Engaged in this period?
A.	Writing or investing in repurchase agreements	Y
B.	Writing or investing in options on equities	Y
C.	Writing or investing in options on debt securities	Y
D.	Writing or investing in options on stock indices	Y
E.	Writing or investing in interest rate futures	Y
F.	Writing or investing in stock index futures	Y
G.	Writing or investing in options on futures	Y
H.	Writing or investing in options on stock index futures	Y
J.	Writing or investing in other commodity futures	Y
K.	Investments in restricted securities	Y
L.	Investments in shares of other investment companies	Y
M.	Investments in securities of foreign issuers	Y
N.	Currency exchange transactions	Y
O.	Loaning portfolio securities	Y
P.	Borrowing of money	Y
Q.	Purchases/sales by certain exempted affiliated persons	Y
R.	Short selling	Y

Series 6

Screen 31

Question 70

INVESTMENT PRACTICES

Mercer US Short Maturity Fixed Income Fund

		Permitted by Investment Policy	Engaged in this period?
A.	Writing or investing in repurchase agreements	Y
B.	Writing or investing in options on equities	Y
C.	Writing or investing in options on debt securities	Y
D.	Writing or investing in options on stock indices	Y
E.	Writing or investing in interest rate futures	Y
F.	Writing or investing in stock index futures	Y
G.	Writing or investing in options on futures	Y
H.	Writing or investing in options on stock index futures	Y
I.	Writing or investing in other commodity futures	Y
J.	Investments in restricted securities	Y
K.	Investments in shares of other investment companies	Y
L.	Investments in securities of foreign issuers	N
M.	Currency exchange transactions	N
N.	Loaning portfolio securities	Y
O.	Borrowing of money	Y
P.	Purchases/sales by certain exempted affiliated persons	Y
Q.	Margin Purchases	Y
R.	Short selling	Y

Series 7

Screen 31

Question 70

INVESTMENT PRACTICES

Mercer Non US Core Equity Fund

		Permitted by Investment Policy	Engaged in this period?
A.	Writing or investing in repurchase agreements	Y
B.	Writing or investing in options on equities	Y
C.	Writing or investing in options on debt securities	Y
D.	Writing or investing in options on stock indices	Y
E.	Writing or investing in interest rate futures	Y
F.	Writing or investing in stock index futures	Y
G.	Writing or investing in options on futures	Y
H.	Writing or investing in options on stock index futures	Y
I.	Writing or investing in other commodity futures	Y
J.	Investments in restricted securities	Y
K.	Investments in shares of other investment companies	Y
L.	Investments in securities of foreign issuers	Y
M.	Currency exchange transactions	Y
N.	Loaning portfolio securities	Y
O.	Borrowing of money	Y
P.	Purchases/sales by certain exempted affiliated persons	Y
Q.	Margin Purchases	Y
R.	Short selling	Y

Screen 38

Question 77

A.	Is the Registrant filing any of the following attachments with
the current filing of Form N-SAR?                                                                                                           Y

NOTE:  If answer is “Y” (Yes), mark those items below being filed as an attachment to this form or incorporated by reference.

B.           Accountant’s report on internal control
C.           Matters submitted to a vote of security holders                                                                                     N
D.           Policies with respect to security investments                                                                                         N
E.           Legal proceedings                                                                                                                                        N
F.           Changes in security for debt                                                                                                                      N
G.           Defaults and arrears on senior securities                                                                                                 N
H.           Changes in control of Registrant                                                                                                              N
I.           Terms of new or amended securities                                                                                                          N
J.           Revaluation of assets or restatement of capital share account                                                             N
K.           Changes in Registrant’s certifying accountant                                                                                      N
L.           Changes in accounting principles and practices                                                                                    N
M.           Mergers                                                                                                                                                       N
N.           Actions required to be reported pursuant to Rule 2a-7                                                                        N
O.           Transactions effected pursuant to Rule 10f-3                                                                                        Y
P.           Information required to be filed pursuant to exemptive orders                                                            N

77.	(Continued) Mark those items below being filed as an attachment to this form or incorporated by reference.

Q1.           Exhibits                                                                                                                                                        Y
Q2.           Any information called for by instructions to sub-item Q2                                                                N
Q3.           Any information called for by instructions to sub-item Q3                                                                N

Exhibit 77 Q-1 (a)

CERTIFICATE OF AMENDMENT

TO

CERTIFICATE OF TRUST

(Pursuant to Section 3810(b) of the Delaware Statutory Trust Act)

THE UNDERSIGNED,  MGI Funds, a Delaware statutory trust organized under and in accordance with the Delaware Statutory Trust Act (12 Del. C. §3801 et seq.), does hereby certify:

1.	Article FIRST of the Certificate of Trust is hereby amended in order to change the name of the Trust, by deleting the language thereof in its entirety and replaicing it with the following language:

The name of the statutory trust is:    Mercer Funds (the “Trust”).

2.	This Certificate of Amendment shall be effective upon filing.

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment on the 26th day of September, 2011.

MGI Funds
a Delaware statutory trust

By:____/s/ Rich Nuzum____________
Rich Nuzum
Trustee

Exhibit 77 Q-1 (e)

Form of Subadvisory Agreement is incorporated herein by reference to Post-Effective Amendment No. 8 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 28, 2011.